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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 5, 2000


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of April 1, 2000, providing for the issuance of WMC Mortgage Pass-Through Certificates, Series 2000-A)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-59687                 95-4683489
        --------                      ---------                 ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

6320 Canoga Avenue
Woodland Hills, California                                        91367
--------------------------                                        -----
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
                                                   ----- --------


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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

         On April 5, 2000, a single series of certificates, entitled WMC Mortgage Pass-Through Certificates, Series 2000-A (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among the Registrant, as depositor, WMC Mortgage Corp. as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer") and Bank One, National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust (the "Trust"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $389,963,003 as of March 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 31, 2000 (the "Mortgage Loan Purchase Agreement") between the Registrant and the Seller. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class M-3 Certificates were sold by the Registrant to Bear, Stearns & Co. Inc. (the "Underwriter") pursuant to an Underwriting Agreement, dated March 31, 2000 by and among the Registrant, WMC Mortgage Corp. and the Underwriter.

           The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                             Initial Certificate
        Class                 Principal Balance                Pass-Through Rate
        -----                 -----------------                -----------------
          A                      $331,500,000                       Variable
         M-1                      $34,000,000                       Variable
         M-2                      $20,187,000                       Variable
          B                       $20,187,000                       Variable
         CE                       $19,125,000                       Variable
          P                              $100.00                    Variable
         R-I                          100%                            N/A
        R-II                          100%                            N/A
        R-III                         100%                            N/A


                                       2

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           The Certificates, other than the Class CE Certificates, Class P
Certificates, the Class R-I Certificates, the Class R-II Certificates and the R-III Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 10, 1998, and the Prospectus Supplement, dated March 31, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Registrant. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

         Item 7.  Financial Statements and Exhibits

           (a)    Not applicable

           (b)    Not applicable

           (c)    Exhibits

           4.1 Pooling and Servicing Agreement, dated as of April 1, 2000, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One, National Association, as trustee.


                                       3

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 5, 2000

                                       WMC SECURED ASSETS CORP.

                                       By: /s/ Joseph A. Smith
                                           ------------------------------
                                       Name:   Joseph A. Smith
                                       Title:  Sr. Vice President




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                                 EXHIBITS TABLE


           4.1 Pooling and Servicing Agreement, dated as of April 1, 2000, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One, National Association, as trustee.